EXHIBIT 10.6


                      MOMENTUM HEALTHCARE SERVICES, INC. &
                           UNIVERSAL EMR SOLUTIONS LLC

                                   TERM SHEET

THIS TERM SHEET OUTLINES THE STRUCTURE AND TERMS OF A TRANSACTION BETWEEN MOMENTUM HEALTHCARE SERVICES, INC. ("MOMENTUM") AND UNIVERSAL EMR SOLUTIONS LLC ("UNIEMR") AND HAS BEEN PREPARED SOLELY FOR THE PURPOSE OF FACILITATING FURTHER NEGOTIATIONS BY THE PARTIES. UNDER NO CIRCUMSTANCES SHALL THIS DOCUMENT CONSTITUTE AN OFFER OR BINDING COMMITMENT BY EITHER PARTY, EXCEPT AS SET FORTH IN PARAGRAPHS THREE AND FOUR OF THIS INTRODUCTION.

ANY TRANSACTION BETWEEN THE PARTIES IS SUBJECT TO THE PARTIES ENTERING INTO AT LEAST TWO DEFINITIVE AGREEMENTS (THE "DEFINITIVE AGREEMENTS"). ACTUAL TERMS REMAIN TO BE NEGOTIATED AND AGREED UPON IN THE DEFINITIVE AGREEMENTS, WHICH MAY CONTAIN TERMS DIFFERENT FROM THOSE SUMMARIZED HEREIN AND WOULD CONTAIN THE MANY OTHER TERMS NOT ADDRESSED HEREIN, BUT ARE NONETHELESS NECESSARY FOR THE PARTIES TO BECOME LEGALLY BOUND. ANY PARTY MAY CEASE NEGOTIATIONS AT ANY TIME FOR ANY REASON OR FOR NO REASON WITHOUT ANY LIABILITY WHATSOEVER TO THE OTHER PARTY.

EACH PARTY SHALL BEAR ITS OWN EXPENSES IN THIS PROCESS. UNDER NO CIRCUMSTANCE WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY COSTS OR DAMAGES OF ANY KIND BASED UPON OR ARISING OUT OF NOT EXECUTING THE DEFINITIVE AGREEMENTS OR NOT CONSUMMATING ANY OF THE TRANSACTIONS DISCUSSED HEREIN.

THE PARTIES AGREE TO TREAT THIS DOCUMENT AND ALL INFORMATION DISCLOSED AS PART OF THE NEGOTIATION PROCESS TO BE CONFIDENTIAL INFORMATION. NO PARTY MAY DISCLOSE TO THE PUBLIC OR TO ANY THIRD PARTY THE SPECIFIC TERMS HEREOF, EXCEPT AS OTHERWISE AGREED.

NOTWITHSTANDING THE FOREGOING, FOR THE PURPOSES OF FACILITATING ONE ANOTHER'S BUSINESS DEVELOPMENT, THE PARTIES MAY DISCLOSE THE FOLLOWING: "MOMENTUM HEALTHCARE SERVICES, INC .AND UNIVERSAL EMR SOLUTIONS LLC HAVE ENTERED INTO AN AGREEMENT BY WHICH THEY SHALL COLLABORATE IN ORDER TO MODIFY UNIEMR'S PHYSICIAN'S SOLUTION(R) EMR SOFTWARE AND ITS RELATED PRODUCTS FOR MOMENTUM TO SUB-LICENSE AND OTHERWISE UTILIZE IN ITS BUSINESS OF PROVIDING INTEGRATED HEALTH CARE SOLUTIONS TO HOSPITALS, PHYSICIAN GROUPS AND OTHER HEALTH CARE PROVIDERS THROUGHOUT THE WORLD. IN EXCHANGE FOR ITS SUB-LICENSE OF PHYSICIAN'S SOLUTION(R) TO MOMENTUM, AND ITS COMMITMENT TO COLLABORATE WITH MOMENTUM IN THE FUTURE, UNIEMR SHALL RECEIVE 200,000 SHARES OF MOMENTUM STOCK, OPTIONS TO PURCHASE AN ADDITIONAL 990,000 SHARES OF MOMENTUM STOCK AT THE INITIAL PUBLIC OFFERING RATE OF $5 PER SHARE AT ANY TIME OVER THE NEXT FIVE YEARS, AND COMMERCIALLY REASONABLE LICENSE/ROYALTY AND MAINTENANCE FEES FOR ALL END USERS OF MOMENTUM'S INTEGRATED HEALTH CARE SOLUTIONS THAT INCLUDE PHYSICIAN'S SOLUTION(R) OR AN EMR SYSTEM BASED UPON ANY VERSION OF PHYSICIAN'S SOLUTION(R) OR ANY OTHER PRODUCT DESIGNED OR DEVELOPED BY UNIEMR. MOMENTUM HAS AGREED TO PAY UNIEMR COMMERCIALLY REASONABLE RATES FOR THE SOFTWARE DEVELOPMENT AND OTHER WORK INVOLVED IN MODIFYING PHYSICIAN'S SOLUTION(R) FOR USE IN MOMENTUM'S INTEGRATED HEALTH CARE SOLUTIONS. MOMENTUM SHALL ALSO RECEIVE THE NON-EXCLUSIVE RIGHT TO SELL UNIEMR'S PRODUCTS TO PHYSICIAN GROUPS THROUGHOUT THE WORLD AS AN INDEPENDENT SALES REPRESENTATIVE. TO FURTHER SOLIDIFY THE MOMENTUM-UNIEMR BUSINESS RELATIONSHIP, MOMENTUM HAS ALSO AGREED TO PURCHASE 20% OF THE OUTSTANDING OWNERSHIP UNITS IN UNIEMR FOR $1 MILLION IN CASH (OR $500,000 IN CASH AND $500,000 IN MOMENTUM STOCK)."


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MOMENTUM-UNIEMR TERM SHEET                                                PAGE 1


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             TERM                                       PROPOSAL
________________________________________________________________________________

PURPOSE The parties have agreed in principle that UNIEMR shall modify and further develop Physician's Solution(R) EMR Software as reasonably requested by Momentum for Momentum's use, so that the parties can leverage one another's business relationships, and so that the parties will each own a minority share of the other. Momentum is in the business of building hospitals and clinics in India, and providing healthcare services in the United States initially, and ultimately in India and throughout the World. These services include providing business process outsourcing of medical transcription, medical billing and other support services, as well as healthcare IT, including electronic medical records, and serving as an application service provider to hospitals, clinics and doctor's offices throughout the World. Momentum's purpose in entering into this transaction is to collaborate with UNIEMR in order to integrate Physician's Solution(R) into Momentum's health care solutions so as to grow Momentum's business more rapidly and efficiently. Given the high growth expected in the EMR business space over the next few years, Momentum also desires an ownership stake in an established EMR company with a proven EMR software product. UNIEMR's purpose in entering into this transaction is that the collaboration with Momentum shall provide UNIEMR with an immediate capital investment, an ownership stake in a multi-national, integrated health IT company and potential revenues and royalties from all of Momentum's potential customers and clients, either as part of Momentum's integrated health care solution, sold by Momentum as an ISO or as recommended to physicians and physician groups associated or affiliated with Momentum and its other co-venturers throughout the world.
________________________________________________________________________________

LICENSE FROM UNIEMR TO MOMENTUM     UNIEMR  shall  grant  a  non-exclusive  sub-
                                    license to  Momentum  for it to utilize  the
                                    Physician's Solution(R) EMR Software and any
                                    of UNIEMR's related products,  as reasonably
                                    converted   and   modified   to   Momentum's
                                    specifications   (the  "EMR   Products")  in
                                    Momentum's business. Momentum shall have the
                                    right  to   sublicense   to   customers   of
                                    Momentum: (a) the technology, know-how and intellectual property related to the EMR
                                    Products,  and all  software,  operation and


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MOMENTUM-UNIEMR TERM SHEET                                                PAGE 2


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             TERM                                       PROPOSAL
________________________________________________________________________________

                                    service manuals and other documentation that
                                    are generally provided to similarly situated
                                    such direct customers of UNIEMR; and (b) the
                                    trade names, trademarks and brand names used
                                    or  useful  in   connection   with  the  EMR
                                    Products,   in  each  case  solely  for  the
                                    purpose   of    marketing,    selling    and
                                    distributing the Momentum  integrated health
                                    care solutions that incorporate or rely upon
                                    the  EMR   Products.   UNIEMR   agrees  that
                                    Momentum   shall  have  access  to  all  new
                                    products     and     all      modifications,
                                    replacements,  updates  and  upgrades of the
                                    EMR   Products   during   the  term  of  the
                                    Definitive   Agreements  by  virtue  of  the
                                    sub-license  to  be  granted  by  UNIEMR  to
                                    Momentum  hereunder,  at no additional costs
                                    other than any commercially  reasonable fees
                                    associated with any modifications to be made
                                    to the EMR Products for Momentum's purposes,
                                    which  additional fees and any  accompanying
                                    commercially reasonable costs shall be borne
                                    by Momentum.
________________________________________________________________________________

SUB-LICENSE/ROYALTY FEES            In  consideration  of  the  rights  and sub-
                                    licenses to be granted by UNIEMR to Momentum
                                    as provided  herein,  UNIEMR  shall  receive
                                    200,000 shares of Momentum stock, options to
                                    purchase  an  additional  990,000  shares of
                                    Momentum   stock  at  the   initial   public
                                    offering   rate  of  $5  per  share  (to  be
                                    executed at any time during the initial five
                                    year  term),  and  commercially   reasonable
                                    royalty/sub-license  and maintenance fees to
                                    be  paid  to  UNIEMR  by  Momentum   (or  by
                                    Momentum's  end user  customers in the event
                                    that  Momentum  chooses to have its end user
                                    customers  pay UNIEMR  directly),  as set or
                                    approved by UNIEMR.
________________________________________________________________________________

SALES/CROSS-PROMOTION OF UNIEMR     Momentum   shall  use  its  commercial  best
BY MOMENTUM                         efforts  to  incorporate and utilize the EMR
                                    Products  in all of  the  integrated  health
                                    care solutions that Momentum provides to its
                                    clients/customers  or to  its  distributors.
                                    Momentum  will use (and  will  require  that
                                    each of its distributors or  representatives
                                    uses),  commercially  reasonable  efforts to
                                    market, sell and distribute the EMR Products
                                    in conjunction with the marketing,  sale and
                                    distribution  of  all  Momentum   integrated
                                    health care  solutions.  Momentum shall also
                                    use its  commercial  best efforts to promote
                                    UNIEMR  and  its  EMR  Products  to  all  of
                                    Momentum's   clients/customers  who  do  not


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MOMENTUM-UNIEMR TERM SHEET                                                PAGE 3


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             TERM                                       PROPOSAL
________________________________________________________________________________

                                    utilize an integrated  health care solution.
                                    Momentum shall also use its commercial  best
                                    efforts  to  promote   UNIEMR  and  its  EMR
                                    Products to all of Momentum's  co-venturers,
                                    business   affiliates  or   associates   for
                                    promotion and  licensing to those  entities'
                                    customers/clients. Momentum shall also serve
                                    an independent  sales  organization  for the
                                    purpose of selling  sub-licenses  to the EMR
                                    Products to physicians and other health care
                                    providers  throughout  the  World  and shall
                                    receive    commissions    at    commercially
                                    reasonable rates for all such sales.
________________________________________________________________________________

RESPONSIBILITIES OF UNIEMR          UNIEMR  shall  be  responsible to modify and
                                    further   develop  the  EMR   Products   for
                                    Momentum's  use, as reasonably  requested by
                                    Momentum,  at commercially  reasonable rates
                                    and terms.  UNIEMR shall be responsible  for
                                    providing  all customer  service and support
                                    to all end users of the Momentum  integrated
                                    health care solutions that  incorporate  the
                                    EMR   products   and  for  whom  UNIEMR  has
                                    received the proper  sub-license/royalty and
                                    maintenance  fees. In the event that any EMR
                                    Products  sold or  provided  to end users or
                                    customers  by  Momentum  do not  perform  in
                                    accordance  with  the   specifications   and
                                    documentation  provided to the  customer/end
                                    user  as  previously   approved  by  UNIEMR,
                                    UMIEMR  will  repair  or  replace  such  EMR
                                    Products on a timely basis so as to minimize the unavailability of such EMR Products for, and the disruption to, the end user to the maximum extent practicable.

                                    UNIEMR  shall  provide   Momentum  with  its
                                    standard warranty for the EMR products,  and
                                    Momentum shall be authorized to provide such
                                    warranty on behalf of Momentum and UNIEMR to
                                    end users that purchase an integrated health
                                    care solution from Momentum that include the
                                    EMR products.  UNIEMR will defend, indemnify
                                    and hold Momentum harmless from and against,
                                    and will remain  solely  liable for, any and
                                    all  claims,  demands,  losses,   judgments,
                                    damages,   costs  and  expenses   (including
                                    reasonable  attorney's fees)  (collectively,
                                    "Warranty  Losses")  resulting from a breach
                                    of  such   warranty,   and  will   indemnify
                                    Momentum from any and all Warranty Losses.


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MOMENTUM-UNIEMR TERM SHEET                                                PAGE 4


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             TERM                                       PROPOSAL
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REPRESENTATIONS OF UNIEMR           In addition  to the standard representations
                                    and    warranties    included   in   similar
                                    agreements,   UNIEMR  will   represent   and
                                    warrant  to  Momentum   in  the   Definitive
                                    Agreements  to the effect  that:  (a) UNIEMR
                                    has all  right,  title and  interest  and/or
                                    license rights in the EMR Products necessary
                                    to grant  the  rights  and  sub-licenses  to
                                    Momentum to be granted hereunder; (b) to the
                                    best of UNIEMR's knowledge, the EMR Products
                                    do not  infringe  any patent,  copyright  or
                                    other  intellectual  property  rights of any
                                    third  party;  (c)  the  EMR  Products  will
                                    perform substantially in accordance with the
                                    specifications and documentation provided by
                                    UNIEMR to Momentum at the time of  execution
                                    of the  Definitive  Agreements;  (d) the EMR
                                    Products  will be free of any  harmful  code
                                    that could damage,  adversely interfere with
                                    or  otherwise   adversely   affect  computer
                                    programs,  data files or  hardware;  and (e)
                                    the sale and use of the EMR  Products do not
                                    and will not violate any  federal,  state or
                                    local law, rule or regulation.
________________________________________________________________________________

PURCHASE OF UNIEMR OWNERSHIP        In  the  event  that  Momentum  successfully
UNITS BY MOMENTUM                   raises  $6.5 million or more in cash or cash
                                    equivalents  through an IPO or other  equity
                                    investors   during  the  next  six   months,
                                    Momentum shall purchase 20% of the currently
                                    outstanding ownership units of UNIEMR for $1
                                    million in cash.  In the event that Momentum
                                    successfully  raises  between $5 million and
                                    $6.5  million  in cash  or cash  equivalents
                                    through   an  IPO  or  from   other   equity
                                    investors   during  the  next  six   months,
                                    Momentum shall purchase 20% of the currently
                                    outstanding  ownership  units of UNIEMR  for
                                    $500,000  in cash  and  100,000  in  Class A
                                    shares in Momentum.
________________________________________________________________________________

INDEMNIFICATION                     Each  party will agree to  defend, indemnify
                                    and hold the other harmless from and against
                                    any  and  all   claims,   demands,   losses,
                                    judgments,   damages,   costs  and  expenses
                                    (including   reasonable   attorneys'   fees)
                                    arising  out of or in  connection  with  any
                                    breach of the representations and warranties
                                    made  by  each   party  in  the   Definitive
                                    Agreements.
________________________________________________________________________________

LIMITATION OF LIABILITY             Neither  UNIEMR  nor Momentum will be liable
                                    to the  other  for  any  special,  indirect,
                                    incidental,   exemplary,   consequential  or
                                    punitive   damages,   or  loss  of  profits,
                                    arising from the relationship of the parties or any breach of the Definitive Agreements.


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MOMENTUM-UNIEMR TERM SHEET                                                PAGE 5


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             TERM                                       PROPOSAL
________________________________________________________________________________

TERM AND RENEWAL TERM               Other  than the agreement to purchase UNIEMR
                                    ownership units,  the Definitive  Agreements
                                    shall  have a term of five  years  from  the
                                    date  of  execution  and may be  renewed  by
                                    either  party for one  additional  five year
                                    term by written notice to the other at least
                                    60 days  prior  to the  end of the  original
                                    term. Upon  termination or expiration of the
                                    Definitive    Agreements,    all    Momentum
                                    customers  or  other  end  users  that  have
                                    purchased  integrated  health care solutions
                                    from  Momentum that include the EMR Products
                                    prior   to  the  date  of   termination   or
                                    expiration  may  continue  to  use  the  EMR
                                    Products in accordance with their respective
                                    terms of purchase,  and UNIEMR will continue
                                    to provide  customer  service and support to
                                    such end users for whom UNIEMR has  received
                                    the    proper     royalty/sub-license    and
                                    maintenance   fees  and  will   provide   to
                                    Momentum    any    transition     assistance
                                    reasonably requested by Momentum.
________________________________________________________________________________

RESERVATION OF RIGHTS               Except for the rights and sub-licenses to be
                                    specifically  granted to  Momentum by UNIEMR
                                    hereunder,  UNIEMR retains all right,  title
                                    and   interest   in  and  to  all   patents,
                                    trademarks,    trade   names,    inventions,
                                    copyrights,   know-how  and  trade   secrets
                                    relating to the EMR Products,  including the
                                    right  to   license   any  third   party  to
                                    distribute the EMR Products. Other than with
                                    respect to the EMR Products  developed  with
                                    or for Momentum and/or  incorporated  within
                                    any of  Momentum's  integrated  health  care
                                    solutions,  Momentum  shall not be deemed to
                                    grant any license or other  rights to UNIEMR
                                    in  or to  any  patents,  trademarks,  trade
                                    names, inventions,  copyrights,  know-how or
                                    trade  secrets  relating to any  products or
                                    services owned,  developed by or licensed to
                                    Momentum.
________________________________________________________________________________

EXPIRATION                          If  the  parties  do  not complete their due
                                    diligence and execute Definitive Agreements within 60 days following the date of this Term Sheet, this Term Sheet will expire with no further liability or obligation on the part of either party, unless extended by the parties in writing.


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MOMENTUM-UNIEMR TERM SHEET                                                PAGE 6


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             TERM                                       PROPOSAL
________________________________________________________________________________

GOVERNING LAW                       This  Term  Sheet  shall  be governed by and
                                    construed in accordance with the laws of the
                                    State of New York.
________________________________________________________________________________

AUTHORITY OF SIGNATORIES            By  signing below, the signatories represent
                                    that they have had the  opportunity  to, and
                                    have  consulted with legal counsel for their
                                    respective  companies  and have  the  actual
                                    authority  and approval of their  respective
                                    boards to  execute  this term sheet and bind
                                    their respective companies to its terms.
________________________________________________________________________________

AGREED AND ACCEPTED:                AGREED AND ACCEPTED:

MOMENTUM HEALTHCARE SERVICES, INC.  UNIVERSAL EMR SOLUTIONS, LLC

By: /s/ DONALD L. CONOVER           By: /s/ MITCHELL C. SHAPIRO
__________________________________  ___________________________________________
        DONALD L. CONOVER                   MITCHELL C. SHAPIRO
        PRESIDENT                           PRESIDENT, COO & GEN. COUNSEL

Date: OCTOBER 30, 2009              Date: OCTOBER 30, 2009











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MOMENTUM-UNIEMR TERM SHEET                                                PAGE 7